CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : DECEMBER 1997
Beginning of the Month Principal Receivables :                                                               10,081,060,304.58
                                                                                                             -----------------
Beginning of the Month Finance Charge Receivables :                                                             327,146,607.65
                                                                                                             -----------------
Beginning of the Month Discounted Receivables :                                                                           0.00
                                                                                                             -----------------
Beginning of the Month Total Receivables:                                                                    10,408,206,912.23
                                                                                                             -----------------

Removed Principal Receivables :                                                                                           0.00
                                                                                                             -----------------
Removed Finance Charge Receivables :                                                                                      0.00
                                                                                                             -----------------
Removed Total Receivables :                                                                                               0.00
                                                                                                             -----------------

Additional Principal Receivables :                                                                                        0.00
                                                                                                             -----------------
Additional Finance Charge Receivables :                                                                                   0.00
                                                                                                             -----------------
Additional Total Receivables :                                                                                            0.00
                                                                                                             -----------------

Discounted Receivables Generated this Period                                                                              0.00
                                                                                                             -----------------

End of the Month Principal Receivables :                                                                      9,935,858,214.17
                                                                                                             -----------------
End of the Month Finance Charge Receivables :                                                                   317,233,973.67
                                                                                                             -----------------
End of the Month Discounted Receivables :                                                                                 0.00
                                                                                                             -----------------
End of the Month Total Receivables :                                                                         10,253,092,187.84
                                                                                                             -----------------

Excess Funding Account Balance                                                                                            0.00
                                                                                                             -----------------
Adjusted Invested Amount of all Master Trust Series                                                           8,995,223,575.10
                                                                                                             -----------------

End of the Month Seller Percentage                                                                                   9.467070%
                                                                                                             -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : DECEMBER 1997                                                             ACCOUNTS             RECEIVABLES
                                                                                           --------             -----------

End of the Month Delinquencies :

        30 - 59 Days Delinquent                                                                 163,749         252,186,096.47
                                                                                       ----------------      -----------------
        60 - 89 Days Delinquent                                                                 123,165         172,537,628.37
                                                                                       ----------------      -----------------
        90 + Days Delinquent                                                                    161,298         291,212,786.26
                                                                                       ----------------      -----------------

        Total 30 + Days Delinquent                                                              448,212         715,936,511.10
                                                                                       ----------------      -----------------

        Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                       6.98%
                                                                                                             -----------------

Defaulted Accounts During the Month                                                              79,290   (1)   110,043,705.99
                                                                                       ----------------      -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                      (1)           13.10%
                                                                                                             -----------------

(1) During the 4th Quarter of 1997, Capital One changed the methodology as to the timing of charging-off credit card loans. Capital One now charges-off credit card loans at 180 days past due versus the prior practice of charging-off credit card loans during the first billing cycle after becoming 180 days past due. The change in methodology amounted to $40,961,451.31/4.88% of additional December charge-offs and is referred to as the Transitional Defaulted Amount for the purposes of the Servicing Reports.



Proforma Defaulted Accounts (which excludes Transitional Defaulted Amount)                       34,711          69,082,254.68
                                                                                       ----------------      -----------------

Proforma Annualized Default Rate as a Percent of Beginning of the Month
Principal Receivables                                                                                                    8.22%
                                                                                                             -----------------

Total Collections and Gross Payment Rate                                               1,085,290,962.01                 10.43%
                                                                                       ----------------      -----------------

Collections of Principal Receivables and Principal Payment Rate                          896,578,577.48                  8.89%
                                                                                       ----------------      -----------------

        Prior Month Billed Finance Charge and Fees                                       167,665,559.59
                                                                                       ----------------
        Amortized AMF Income                                                               9,646,111.55
                                                                                       ----------------
        Interchange Collected                                                              9,325,695.99
                                                                                       ----------------
        Recoveries of Charged Off Accounts                                                 5,889,450.67
                                                                                       ----------------
        Collections of Discounted Receivables                                                      0.00
                                                                                       ----------------

Collections of Finance Charge Receivables and Annualized Yield                           192,526,817.80                 22.92%
                                                                                       ----------------      -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : DECEMBER 1997

Beginning Unamortized AMF Balance                                                                                51,172,103.95
                                                                                                             -----------------
      + AMF Slug for Added Accounts                                                                0.00
                                                                                       ----------------
      + AMF Collections                                                                    5,831,678.28
                                                                                       ----------------
      - Amortized AMF Income                                                               9,646,111.55
                                                                                       ----------------
Ending Unamortized AMF Balance                                                                                   47,357,670.68
                                                                                                             -----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : DECEMBER 1997

Gross Principal Payment Rate                                                                      8.89%
                                                                                       ----------------

May 17, 1994   3% Discount of Addition                                                                           50,184,973.92
                                                                                                             -----------------
        Total Discounted Receivables Collections as of Beginning of Month                 50,184,973.92
                                                                                       ----------------
        Collections of Discounted Receivables Current Month                                        0.00
                                                                                       ----------------
Discounted Receivables to be Collected                                                                                    0.00
                                                                                                             -----------------


                                             /s/ Douglas C.H. Adamson
                                             ---------------------------------
                                             Douglas C.H. Adamson
                                             Securitization Manager



                                                                    Page 8 of 35